LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED JANUARY 4, 2013

TO THE SUMMARY PROSPECTUS

DATED OCTOBER 31, 2012 OF

LEGG MASON BW DIVERSIFIED LARGE CAP VALUE FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated October 31, 2012, as may be amended or supplemented, the fund’s statement of additional information, dated October 31, 2012, as supplemented on November 28, 2012 and January 4, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report and semi-annual report to shareholders, dated September 30, 2011, and March 31, 2012, respectively, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

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